                                 CML GROUP, INC.
                        AND ITS UNDERSIGNED SUBSIDIARIES
                                 524 Main Street
                           Acton, Massachusetts 01720


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT



                           Dated as of April 1, 1998



BankBoston, N.A.
(f/k/a The First National Bank of Boston)
100 Federal Street
Boston, Massachusetts 02110

Rothschild Recovery Fund, L.P.
1251 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

     We refer to the Revolving Credit Agreement, dated as of April 17, 1996, amended and restated as of August 28, 1997 and further amended as of March 11, 1998 and as of March 30, 1998 (as so amended, the "CREDIT AGREEMENT"), among (i) CML Group, Inc. ("CML"), (ii) NordicTrack, Inc., Nordic Advantage, Inc. and Smith & Hawken, Ltd. (collectively, the "BORROWERS"), (iii) BankBoston, N.A. (f/k/a The First National Bank of Boston) ("BANKBOSTON"), Rothschild Recovery Fund, L.P. ("ROTHSCHILD"), and the other financial institutions from time to time listed on SCHEDULE 1 thereto (each a "LENDER" and collectively, the "LENDERS") and (iv) BankBoston, N.A., as administrative, collateral and documentation agent for the Lenders (the "ADMINISTRATIVE AGENT") and as Issuing Bank. Capitalized terms which are used in this letter agreement (this "AMENDMENT AGREEMENT") without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement. CML and the Borrowers are sometimes referred to herein collectively as the "OBLIGORS".

     We have requested that the Administrative Agent and each of the Lenders agree, on the terms and subject to the conditions contained herein, to amend Sections 10.1, 10.2 and 11.2 of the Credit Agreement to, among other things, permit the guaranty by CML of certain Indebtedness of NordicTrack.

     The Administrative Agent and the Lenders have advised us that they are prepared to so amend the Credit Agreement, on the terms and subject to the conditions and in reliance on our representations contained herein.

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

     (a) RESTRICTIONS ON INDEBTEDNESS. Section 10.1 of the Credit Agreement is amended as follows:

          (i) by deleting the word "and" at the end of subsection (k) thereof;

          (ii) by deleting the period at the end of subsection (m) thereof and substituting in place thereof a semicolon and the word "and"; and

          (iii)    inserting a new subsection (n) to read as follows:

               (n) Indebtedness consisting of the guaranty by CML of the liabilities of NordicTrack to Air Express International Corporation ("AEI Corp.") for services rendered by AEI Corp. to NT and/or NA under air waybills or Bills of Lading issued by AEI Corp. prior to September 16, 1998 up to an amount not in excess of $1,500,000.

     (b) RESTRICTIONS ON INVESTMENTS. Section 10.3 of the Credit Agreement is amended as follows:

               (i) by deleting the word "and" at the end of subsection (j) thereof;

               (ii) by deleting the period at the end of subsection (k) thereof and substituting in place thereof a semicolon and the word "and"; and

               (iii)    inserting a new subsection (l) to read as follows:

                    (l) Investments consisting of the guaranty by CML of the
               liabilities of NordicTrack to Air Express International Corporation ("AEI Corp.") for services rendered by AEI Corp. to NT and/or NA under air waybills or Bills of Lading issued by AEI Corp. prior to September 16, 1998 up to an amount not in excess of $1,500,000.

     (c) ACCOUNTS PAYABLE. Section 11.2 of the Credit Agreement is amended and restated in its entirety to read as follows:


                    11.2. ACCOUNTS PAYABLE.

                         11.2.1 S&H ACCOUNTS PAYABLE. CML and the Borrowers will
               not permit (a) the sum of (i) the aggregate amount of Accounts Payable of S&H as of Saturday of any of the first three fiscal weeks of March 1998 PLUS (ii) the amount, if any, by which the maximum aggregate

               Borrower Exposure of S&H permitted as of such date under ss.11.4 of the Credit Agreement exceeds the actual aggregate Borrower Exposure of S&H as of such date, to exceed the lesser of (A) the amount of projected Accounts Payable of S&H as of the last day of the immediately prior calendar month set forth in the Monthly Budget or (B) the actual aggregate amount of Accounts Payable of S&H as of the last day of the immediately prior calendar month,
               (b) the sum of (i) the aggregate amount of Accounts Payable of S&H as of Saturday of the fourth fiscal week of March 1998 PLUS
               (ii) the amount, if any, by which the maximum aggregate Borrower Exposure of S&H permitted as of such date under ss.11.4 of the Credit Agreement exceeds the actual aggregate Borrower Exposure of S&H as of such date, to exceed the amount projected for such day in the Monthly Budget, or (c) the sum of (i) the aggregate amount of Accounts Payable of S&H as of Saturday of any fiscal week of April 1998, May 1998, June 1998 or July 1998 PLUS (ii) the amount, if any, by which the maximum aggregate Borrower Exposure of S&H permitted as of such date under ss.11.4 of the Credit Agreement exceeds the actual aggregate Borrower Exposure of S&H as of such date, to exceed the amount of projected Accounts Payable of S&H as of the last day of the then current calendar month set forth in the Monthly Budget.

                         11.2.2 NORDICTRACK ACCOUNTS PAYABLE. CML and the
               Borrowers will not permit (a) the sum of (i) the aggregate amount of Accounts Payable of NordicTrack as of Saturday of any of the first three fiscal weeks of either of March 1998 or April 1998 (or, if either of such months is a five week month, the first four fiscal weeks of such month) PLUS (ii) the amount, if any, by which the maximum aggregate Borrower Exposure of NordicTrack permitted as of such date under ss.11.4 of the Credit Agreement exceeds the actual aggregate Borrower Exposure of NordicTrack as of such date, to exceed the lesser of (A) the amount of projected Accounts Payable of NordicTrack as of the last day of the immediately prior calendar month set forth in the Monthly Budget or (B) the actual aggregate amount of Accounts Payable of NordicTrack as of the last day of the immediately prior calendar month, (b) the sum of (i) the aggregate amount of Accounts Payable of NordicTrack as of Saturday of the fourth fiscal week of either of March 1998 or April 1998 (or, if either of such months is a five week month, as of Saturday of the fifth fiscal week of such month) PLUS (ii) the amount, if any, by which the maximum aggregate Borrower Exposure of NordicTrack permitted as of such date under ss.11.4 of the Credit Agreement exceeds the actual aggregate Borrower Exposure of NordicTrack as of such date, to exceed the amount projected for such day in the Monthly Budget, or (c) the sum of (i) the aggregate amount of Accounts Payable of NordicTrack as of Saturday of any fiscal week of May 1998, June 1998 or July 1998 PLUS (ii) the amount, if any, by which the maximum aggregate Borrower Exposure of NordicTrack permitted as of such date under ss.11.4 of the Credit Agreement exceeds the actual aggregate Borrower Exposure of NordicTrack as of such date, to exceed the amount of projected

               Accounts Payable of NordicTrack as of the last day of the then current calendar month set forth in the Monthly Budget.

     SECTION 2. CONDITIONS. The effectiveness of this Amendment Agreement and all of the provisions hereof is subject to satisfaction of the following conditions precedent:

          (a) This Amendment Agreement shall have been duly authorized, executed and delivered to the Administrative Agent by CML, the Borrowers, and the Lenders.

          (b) Each of the Guarantors and the Foreign Guarantors shall have duly authorized, executed and delivered to the Administrative Agent its consent to this Amendment Agreement, in form and substance satisfactory to the Administrative Agent.

          (c)  All representations and warranties of the Obligors contained in
     Section 3 of this Amendment Agreement shall be true and correct.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Obligors hereby jointly and severally agrees, represents and warrants to the Lenders and the Administrative Agent as follows

     (a) This Amendment Agreement has been duly executed and delivered by each of the Obligors. The execution, delivery and performance by each Obligor of this Amendment Agreement have been duly authorized by proper corporate proceedings by such Person, and each Amendment Document to which any Obligor is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms of the Amendment Agreement.

     (b) The execution, delivery and performance of the Amendment Agreement by each Obligor (i) are within the corporate authority of such Person, (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iii) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, such Person, and (iv) do not require any consents under, result in a breach of or constitute (along or with notice or lapse of time or both) a default under any such agreement or other instrument binding upon such Person.

     (c) Each of the representations and warranties of any of CML, the Borrowers and their Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (in each case, as amended or modified hereby or in connection herewith) are true as of the date as of which they were made and are true on the date of this Amendment Agreement, except to the extent that such representations and warranties relate expressly to an earlier date.

     (d) No Default or Event of Default is continuing, after giving effect to the amendment to the Credit Agreement effected by Section 1 above.

     SECTION 4. CONTINUED VALIDITY OF LOAN DOCUMENTS. Except to the extent expressly provided herein, this Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Bank or any of the Lenders under the Credit Agreement or any other Loan Document, or waive, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents in any circumstance.

     SECTION 5. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     SECTION 6. EXPENSES. CML and the Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment Agreement, including the reasonable fees and disbursements of Bingham Dana LLP.

     SECTION 7. LOAN DOCUMENTS. From and after the date hereof, this Amendment Agreement shall be deemed a Loan Document for all purposes of the Credit Agreement, and each reference to Loan Documents in the Credit Agreement shall be deemed to include this Amendment Agreement.

     SECTION 8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.


                  [Remainder of page intentionally left blank]

                                            Very truly yours,

                                            CML GROUP, INC.


                                            By:_________________________________
                                               Glenn E. Davis, Vice President -
                                               Finance


                                            NORDICTRACK, INC.
                                            NORDIC ADVANTAGE, INC.
                                            SMITH & HAWKEN, LTD.


                                            By:_________________________________
                                               Glenn E. Davis, Vice President




Agreed to and Accepted By:

BANKBOSTON, N.A.
(f/k/a The First National Bank of Boston), individually and as Administrative Agent and Issuing Bank


By: __________________________________
     Mark J. Forti, Vice President


ROTHSCHILD RECOVERY FUND, L.P.



By: __________________________________
     David L. Wax, Principal Member

                  CONSENT OF GUARANTORS AND FOREIGN GUARANTORS


     Each of the undersigned hereby acknowledges and consents to Amendment No. 3 to Credit Agreement, dated as of April 1, 1998, and agrees that the Guaranty dated as of April 17, 1996 and amended and restated as of August 28, 1997 executed by such Person in favor of the Administrative Agent and the Lenders or, as the case may be, the Foreign Guaranty dated in April 1996 executed by such Person in favor of the Administrative Agent and the Lenders, and all of the other Loan Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.



                                       OCR, INC.
                                       OBW, INC.
                                       WFH GROUP, INC.
                                       CML INTERNATIONAL (FSC), LTD.
                                       NORDICTRACK (U.K.) LTD.
                                       NORDIC ADVANTAGE OF
                                           ONTARIO, INC.
                                       NORDICTRACK GMBH
                                       OTNC, INC.
                                       BFPI, INC.



                                       By:__________________________________
                                           Glenn E. Davis, Vice President